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                                                   Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-53295



                                                                  July 22, 2004
                                                                     Supplement

[MORGAN STANLEY LOGO OMITTED]



               SUPPLEMENT DATED JULY 22, 2004 TO THE PROSPECTUS OF
                   MORGAN STANLEY INTERNATIONAL SMALLCAP FUND
                              Dated August 11, 2003


The following paragraph is hereby inserted as the first paragraph of the section of the Prospectus titled "HOW TO BUY SHARES":


     The Fund will suspend the offering of its shares to new investors at the close of business on July 30, 2004. Following the suspension of the offering of shares to new investors, the Fund will continue to offer its shares to existing shareholders. The Fund may recommence offering its shares to new investors at such time as the Investment Manager determines that it would be consistent with prudent portfolio management to do so.



            PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





                                                                38543SPT-01